UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
September 1, 2010
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) – Material amendment to a compensatory contract

The Thomas & Betts Supplemental Executive Investment Plan
(As Amended and Restated Effective September 1, 2010)

On September 1, 2010, the Board of Directors of Thomas & Betts Corporation (the “Company”) adopted an amendment and restatement of The Thomas & Betts Supplemental Executive Investment Plan (the “Plan”) to provide a new employer supplemental contribution for certain executives hired or promoted after March 2010 to a position of senior management and who have been approved by the Compensation Committee of the Board of Directors of the Corporation (the “Committee”) as eligible for the employer supplemental contribution.  The employer supplemental contribution is intended to replace the Company’s executive retirement plan for newly hired or promoted executives. The employer supplemental contribution will be an amount equal to twenty percent (20%) of the eligible employee’s compensation, as defined in the plan, less the employer nonelective contribution provided in the Company’s 401(k) plan.  The employer supplemental contribution shall be maintained in a subaccount of the eligible employee’s accounts within the Plan.  Generally, an eligible employee shall be vested in the employer supplemental contribution account on the later of the date (s)he completes five years of vesting service, or upon the first day of the month following his 55th birthday.  Different vesting schedules apply in the event the eligible employee dies or incurs a disability during active employment or for an employee hired before December 1, 1997.

The Company reported at the time of her appointment as Senior Vice President of Human Resources and Administration, that Peggy P. Gann would be eligible for this employer supplemental contribution.

Item 8.01 – Other Events

Thomas & Betts Corporation, by a press release furnished as exhibit 99.1 to this report, and incorporated herein by reference, announced that on September 1, 2010, the Company’s Board of Directors approved a new share repurchase plan.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

10.1	The Thomas & Betts Supplemental Executive Investment Plan (As Amended and Restated Effective September 1, 2010)
99.1	Press Release dated September 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	September 2, 2010

Exhibit Index

Exhibit No.	Description

10.1	The Thomas & Betts Supplemental Executive Investment Plan (As Amended and Restated Effective September 1, 2010)

99.1	Press Release dated September 1, 2010